UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Brian C. Janssen

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bond Fund® Annual report for the year ended November 30, 2020

Invest with the
goal of preserving
purchasing power

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2020 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 12/14/12)

Reflecting 2.50% maximum sales charge	11.76%	4.78%	2.30%

The total annual fund operating expense ratio is 0.70% for Class A shares as of the prospectus dated February 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of December 31, 2020, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was –0.58%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

11	Financial statements

38	Board of trustees and other officers

Fellow investors:

Inflation had a bumpy ride over the 12-month period ended November 30, 2020. The COVID-19 pandemic and ensuing economic shutdown caused inflation to fall sharply in March and April. There have been further setbacks since, though the U.S. Federal Reserve’s decision to slash rates to zero and a $2.2 trillion federal stimulus package have helped inflation to regain lost ground.

Against this eventful backdrop, American Funds Inflation Linked Bond Fund generated a 12-month return of 14.22%. The unmanaged Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — climbed 10.15%.

The values of TIPS (issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers. Strong gains in the TIPS were helped by the broader decline in bond yields (which move inversely to prices) and recovering inflation expectations. The Lipper Inflation Protected Bond Funds Average, a peer group measure, rose 8.87%.

Fund investors who reinvested dividends of just over 9 cents a share (paid in December 2020) earned an income return of 0.94%, the same as those who took dividends in cash.

The portfolio’s overall interest rate positioning — regarding the direction of rate movements and the slope of the yield curve — helped results relative to the benchmark. Other significant positive drivers included the portfolio managers’ active management of TIPS exposure, caution on corporate credit risk, and select exposure to currencies.

Market overview

Most investors will likely regard 2020 as one of the most eventful years of recent times. March 2020, in particular, proved pivotal.

Bond market volatility reached levels not seen since the global financial crisis, before relenting as the Fed and U.S. government unleashed a massive policy response that was unprecedented in both scale and speed.

The fed funds target rate was cut by 150 basis points to a range of 0% to 0.25%. The Fed also revisited its global financial crisis play book. It launched large scale asset purchases (quantitative easing). Programs designed to backstop bond issuers and support market liquidity (so that bonds could continue

Results at a glance

For periods ended November 30, 2020, with all distributions reinvested

	Cumulative
	total returns		Average annual total returns
					Lifetime
	6 months	1 year	3 years	5 years	(since 12/14/12)

American Funds Inflation Linked Bond Fund (Class A shares)	4.87%	14.22%	6.42%	4.95%	2.53%
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index*	4.67	10.15	5.84	4.68	2.06
Lipper Inflation Protected Bond Funds Average†	5.35	8.87	4.80	3.90	1.41

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

to be bought and sold at a “reasonable” cost) were reenacted.

Economic data from around this time painted a gloomy picture. The unemployment rate, for instance, went from a 50-year low to an 80-year high in the three months through April.

Alongside job losses, weaker consumer activity, low oil prices and diminished corporate investment weighed on the inflation outlook: 10-year break-even inflation rates (the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns) plummeted, dropping about one percentage point to near 0.5% in March alone.

The break-even rate has since recovered. Fed and government support, some improvement in economic data and promising news on vaccines have all buoyed prospects. A major policy change also appeared to open up the possibility of greater inflation: In its August 2020 policy framework review, the Fed expressed an explicit willingness to tolerate inflation if and when it exceeds 2%.

Inside the portfolio

As of November 30, 2020, 80.4% of the fund’s net assets were invested in inflation linked government bonds, mostly U.S. TIPS. The portfolio’s modest investment in nominal Treasuries totaled 2.4%. Holdings of government bonds from the Eurozone and Japan were among the portfolio’s relatively small non-U.S. exposure. Investments in corporate bonds accounted for 6.1% of the fund’s assets as of November 30, 2020.

Ahead of the March rate cut, portfolio managers raised the fund’s exposure to shorter maturity yields in anticipation that Fed action could push these yields lower. The portfolio was also positioned to benefit from a steeper yield curve — the widening of the yield gap between bonds of shorter and longer maturities. Following the rate cut, we increased the portfolio’s exposure to TIPS and also found some good opportunities among corporate bonds.

Consistent with the fund’s investment guidelines, we have made careful use of derivatives. For example, when used in conjunction with bonds, interest rate swaps can help the fund to gain more precisely targeted exposures to interest rate and curve movements. A complete list of fund holdings can be found beginning on page 4.

Looking forward

Following an unusually strong market rally, it’s reasonable to anticipate less strong returns from inflation-linked bonds. We expect the U.S. economy will continue to heal as the Fed maintains a highly accommodative policy stance. This kind of backdrop may put a lid on real yields (yields adjusted for inflation) while also boosting inflation expectations.

That said, the inflation outlook for 2021 is uncertain. Looking further into the future, we think inflation could pick up due to the large amount of stimulus injected by global central banks.

For instance, future inflation could very well be much higher than currently reflected in market pricing. Consider the 5-Year, 5-Year forward rate (expected average inflation over the five-year period starting five years in the future). Lately, this measure has stood at around 2%. If today’s supportive backdrop continues, this rate could easily climb higher as the past decade’s structural deflationary pressures fade.

Regardless of how inflation evolves from here, it’s worth underscoring that even modest inflation can erode wealth over time. This fund can, therefore, act as a complement to other bond investments that may not hold up well in an inflationary environment.

Furthermore, this fund may be particularly appealing to investors seeking resilience in these uncertain times. After all, a sizeable inflation surprise is one of the few developments that could prompt a change of tack by the Fed. And, because it’s the Fed’s easy policy that has provided much of the recent fuel for asset prices, TIPS exposure could be an effective way to offset a key risk to continuing stock market gains.

We look forward to reporting to you again in six months.

Cordially,

Ritchie R. Tuazon
President
January 14, 2021

For current information about the fund, visit capitalgroup.com.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period December 14, 2012, to November 30, 2020, with all distributions reinvested.

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or less and is eliminated for purchases of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Inflation Protected Bond Funds Average do not reflect any sales charges. Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period December 14, 2012, commencement of operations, through December 31, 2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2020)*

	Cumulative total return	Average annual total return
	1 year	5 Years	Lifetime (since 12/14/12)

Class A shares	11.40%	4.42%	2.20%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower.

American Funds Inflation Linked Bond Fund	3

Investment portfolio November 30, 2020

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury†	80.73%
AAA/Aaa	2.72
AA/Aa	2.50
A/A	4.65
BBB/Baa	4.69
Below investment grade	.11
Short-term securities & other assets less liabilities	4.60

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 95.40%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 80.73%
U.S. Treasury inflation-protected securities 78.38%
U.S. Treasury Inflation-Protected Security 0.125% 2021[1]	$97,735	$97,872
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	225,182	227,753
U.S. Treasury Inflation-Protected Security 1.125% 2021[1]	41,642	41,683
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	274,399	278,878
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	109,932	111,495
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	17,995	18,448
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	33,771	34,797
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	30,196	31,704
U.S. Treasury Inflation-Protected Security 0.125% 2024[1,2]	33,476	35,487
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	658	696
U.S. Treasury Inflation-Protected Security 0.50% 2024[1,2]	190,294	201,896
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	107,083	113,745
U.S. Treasury Inflation-Protected Security 0.125% 2025[1]	424,389	450,948
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	126,258	134,582
U.S. Treasury Inflation-Protected Security 0.375% 2025[1,2]	264,829	287,138
U.S. Treasury Inflation-Protected Security 2.375% 2025[1]	32,379	37,448
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	136,811	148,282
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	180,185	198,321
U.S. Treasury Inflation-Protected Security 2.00% 2026[1]	136,377	160,085
U.S. Treasury Inflation-Protected Security 0.375% 2027[1]	192,580	213,732
U.S. Treasury Inflation-Protected Security 0.375% 2027[1]	107,314	118,020
U.S. Treasury Inflation-Protected Security 2.375% 2027[1,2]	196,429	241,196
U.S. Treasury Inflation-Protected Security 0.50% 2028[1]	242,049	270,956
U.S. Treasury Inflation-Protected Security 1.75% 2028[1]	75,783	91,956
U.S. Treasury Inflation-Protected Security 0.25% 2029[1,2]	224,051	249,847
U.S. Treasury Inflation-Protected Security 0.875% 2029[1]	70,503	81,840
U.S. Treasury Inflation-Protected Security 2.50% 2029[1]	2,425	3,152
U.S. Treasury Inflation-Protected Security 0.125% 2030[1,2]	584,709	647,940
U.S. Treasury Inflation-Protected Security 0.125% 2030[1,2]	521,532	574,529
U.S. Treasury Inflation-Protected Security 2.125% 2040[1]	54,188	83,600

4	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 2.125% 2041[1]		$51,699	$80,711
U.S. Treasury Inflation-Protected Security 0.75% 2042[1]		57,592	72,964
U.S. Treasury Inflation-Protected Security 0.625% 2043[1]		11,321	14,057
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]		72,701	104,293
U.S. Treasury Inflation-Protected Security 0.75% 2045[1]		123,789	158,945
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		106,378	144,499
U.S. Treasury Inflation-Protected Security 0.875% 2047[1]		145,879	195,313
U.S. Treasury Inflation-Protected Security 1.00% 2048[1]		128,869	178,809
U.S. Treasury Inflation-Protected Security 1.00% 2049[1]		21,824	30,623
U.S. Treasury Inflation-Protected Security 0.25% 2050[1]		347,636	412,431
			6,580,671

U.S. Treasury 2.35%
U.S. Treasury 2.875% 2043		6,260	8,016
U.S. Treasury 3.375% 2044		10,100	13,996
U.S. Treasury 1.375% 2050		51,500	48,991
U.S. Treasury 1.625% 2050		125,000	126,474
			197,477

Total U.S. Treasury bonds & notes			6,778,148

Corporate bonds, notes & loans 6.11%
Energy 1.39%
Energy Transfer Partners, LP 6.00% 2048		10,000	11,258
Equinor ASA 3.625% 2028		13,165	15,394
MPLX LP 4.00% 2028		2,430	2,745
MPLX LP 4.70% 2048		10,000	11,298
ONEOK, Inc. 6.35% 2031		15,014	18,648
ONEOK, Inc. 7.15% 2051		5,564	7,316
Petróleos Mexicanos 7.47% 2026	MXN	30	1
Sabine Pass Liquefaction, LLC 4.20% 2028		$2,225	2,507
Sabine Pass Liquefaction, LLC 4.50% 2030[3]		12,053	14,084
TransCanada PipeLines Ltd. 4.10% 2030		19,103	22,354
Williams Companies, Inc. 3.50% 2030		9,898	10,977
			116,582

Utilities 1.06%
Consumers Energy Co. 4.05% 2048		8,570	11,361
Duke Energy Corp. 0.90% 2025		6,850	6,885
Entergy Corp. 2.80% 2030		4,425	4,818
Entergy Corp. 3.75% 2050		4,700	5,587
Exelon Corp. 4.05% 2030		4,725	5,611
Exelon Corp. 4.70% 2050		1,300	1,761
FirstEnergy Corp. 3.90% 2027 (4.15% on 1/15/2021)[4]		4,725	5,229
FirstEnergy Corp. 4.85% 2047 (5.10% on 1/15/2021)[4]		3,515	4,258
Mississippi Power Co. 4.25% 2042		1,660	2,043
Public Service Electric and Gas Co. 2.05% 2050		5,365	5,003
Public Service Enterprise Group Inc. 3.20% 2049		8,250	9,588
Tampa Electric Co. 4.45% 2049		8,070	10,680
Virginia Electric and Power Co. 3.80% 2028		7,925	9,354
Virginia Electric and Power Co. 2.875% 2029		2,800	3,146
Wisconsin Electric Power Co. 4.30% 2048		2,600	3,466
			88,790

Information technology 0.94%
Apple Inc. 2.40% 2050		30,000	31,188
Broadcom Inc. 5.00% 2030		17,063	20,675
Global Payments Inc. 2.90% 2030		6,972	7,624
PayPal Holdings, Inc. 1.65% 2025		11,647	12,123
PayPal Holdings, Inc. 3.25% 2050		6,210	7,188
			78,798

Consumer discretionary 0.70%
Boston University 4.061% 2048		2,075	2,627
Duke University 2.832% 2055		5,000	5,384
Home Depot, Inc. 2.95% 2029		8,408	9,522
Home Depot, Inc. 4.50% 2048		1,240	1,734

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Massachusetts Institute of Technology 2.294% 2051		$22,000	$22,132
The Board of Trustees of The Leland Stanford Junior University 1.289% 2027		2,500	2,562
Yale University 1.482% 2030		15,000	15,261
			59,222

Health care 0.61%
Becton, Dickinson and Company 3.70% 2027		7,700	8,843
Cigna Corp. 4.90% 2048		7,175	9,902
Gilead Sciences, Inc. 1.65% 2030		11,653	11,627
Kaiser Foundation Hospitals 3.266% 2049		2,500	2,838
Sharp HealthCare 2.68% 2050		17,500	17,840
			51,050

Consumer staples 0.56%
Anheuser-Busch InBev NV 3.50% 2030		7,500	8,678
Anheuser-Busch InBev NV 4.50% 2050		10,000	12,556
Conagra Brands, Inc. 4.85% 2028		6,400	7,966
Keurig Dr Pepper Inc. 4.057% 2023		10,650	11,565
Keurig Dr Pepper Inc. 5.085% 2048		4,291	6,052
			46,817

Communication services 0.44%
Tencent Holdings Ltd. 3.24% 2050[3]		11,800	12,304
Tencent Holdings Ltd. 3.29% 2060[3]		15,000	15,628
Verizon Communications Inc. 4.50% 2033		7,000	8,926
			36,858

Industrials 0.25%
General Electric Co. 3.625% 2030		2,625	2,946
General Electric Co. 4.25% 2040		6,400	7,282
General Electric Co. 4.35% 2050		6,275	7,379
United Technologies Corp. 4.125% 2028		3,265	3,895
			21,502

Materials 0.12%
Air Products and Chemicals, Inc. 1.50% 2025		6,427	6,684
Air Products and Chemicals, Inc. 2.05% 2030		3,284	3,507
			10,191

Real estate 0.04%
American Campus Communities, Inc. 3.875% 2031		2,892	3,219

Total corporate bonds, notes & loans			513,029

Bonds & notes of governments & government agencies outside the U.S. 4.22%
Colombia (Republic of) 5.00% 2045		600	724
European Stability Mechanism 2.125% 2022[3]		40,000	41,461
European Stability Mechanism 0.375% 2025[3]		26,412	26,257
Italy (Republic of) 0.10% 2023[1]		€71,917	87,589
Japan, Series 18, 0.10% 2024[1]		¥2,233,850	21,406
Japan, Series 20, 0.10% 2025[1]		4,305,250	41,300
Peru (Republic of) 2.392% 2026		$2,730	2,879
PETRONAS Capital Ltd. 3.50% 2030[3]		5,490	6,296
PETRONAS Capital Ltd. 4.55% 2050[3]		5,775	7,811
Spain (Kingdom of) 1.25% 2030		€24,490	32,602
United Kingdom 0.125% 2041[1]		£8,449	19,016
United Mexican States, Series M20, 10.00% 2024	MXN	110,000	6,474
United Mexican States, Series M, 5.75% 2026		521,500	26,616
United Mexican States, Series M, 7.50% 2027		110,000	6,100
United Mexican States, Series M, 8.00% 2047		418,544	23,355
Uruguay (Oriental Republic of) 8.50% 2028	UYU	172,200	4,259
			354,145

6	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 2.24%
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[3,5]	$2,854	$2,860
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,5]	5,043	5,119
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,5]	827	842
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[3,5]	7,715	7,751
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,5]	14,646	14,713
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,5]	4,615	4,530
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[3,5]	29,900	30,084
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[3,5]	4,101	4,128
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,5]	24,794	25,028
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.134% 2028[3,5,6]	25,497	25,534
Santander Consumer Auto Receivables Trust, Series 2020-A, Class B, 2.26% 2025[3,5]	6,250	6,477
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,5]	11,706	11,762
Textainer Marine Containers Limited, Series 2020-2A, Class B, 3.34% 2045[3,5]	7,306	7,356
Textainer Marine Containers Limited, Series 2020-2A, Class A, 2.10% 2045[3,5]	5,826	5,858
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[3,5]	29,575	29,803
Triton Container Finance LLC, Series 2020-1, Class B, 3.74% 2045[3,5]	6,117	6,207
		188,052

Mortgage-backed obligations 1.07%
Collateralized mortgage-backed obligations (privately originated) 1.03%
Credit Suisse Mortgage Trust, Series 2019-RPL1, Class A1A, 3.65% 2058[3,5,6]	2,848	3,092
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,5,6]	9,091	9,208
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.05% 2053[3,5,6]	7,191	7,214
Metlife Securitization Trust, Series 2018-1A, Class A, 3.75% 2057[3,5,6]	1,338	1,446
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.75% 2055[3,5,6]	1,055	1,079
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,5,6]	4,496	4,597
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[3,5,6]	9,107	9,387
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[3,5,6]	5,314	5,475
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[3,5,6]	10,544	11,040
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[3,5,6]	1,646	1,719
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,5]	31,247	31,981
		86,238

Commercial mortgage-backed securities 0.04%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 2046[5]	3,000	3,137

Total mortgage-backed obligations		89,375

Municipals 1.03%
California 0.32%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	7,500	7,554
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	9,200	9,302
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	10,100	10,049
		26,905

Florida 0.44%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	18,085	18,450
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	17,885	18,665
		37,115

Illinois 0.15%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	879	896
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033	6,805	6,832
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 2026	5,000	4,999
		12,727

Michigan 0.12%
Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2020-II, 2.705% 2040	9,715	9,897

Total municipals		86,644
Total bonds, notes & other debt instruments (cost: $7,320,045,000)		8,009,393

American Funds Inflation Linked Bond Fund	7

Short-term securities 4.25%	Shares	Value (000)
Money market investments 4.25%
Capital Group Central Cash Fund 0.11%[7,8]	3,571,586	$357,194

Total short-term securities (cost: $357,194,000)		357,194
Total investment securities 99.65% (cost: $7,677,239,000)		8,366,587
Other assets less liabilities 0.35%		29,459

Net assets 100.00%		$8,396,046

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [9]	Value at 11/30/2020 (000) [10]	Unrealized appreciation (depreciation) at 11/30/2020 (000)
30 Day Federal Funds Futures	Short	6,656	January 2021	$(2,773,555)	$(2,771,336)	$1,515
90 Day Euro Dollar Futures	Short	9,910	March 2021	(2,477,500)	(2,472,297)	151
2 Year U.S. Treasury Note Futures	Short	22	April 2021	(4,400)	(4,859)	(2)
5 Year U.S. Treasury Note Futures	Long	2,056	April 2021	205,600	259,120	290
10 Year U.S. Treasury Note Futures	Long	620	March 2021	62,000	85,667	176
10 Year Ultra U.S. Treasury Note Futures	Short	13,801	March 2021	(1,380,100)	(2,168,482)	(5,699)
20 Year U.S. Treasury Bond Futures	Long	1,697	March 2021	169,700	296,816	242
30 Year Euro-Buxl Futures	Short	331	December 2020	€(33,100)	(89,438)	343
30 Year Ultra U.S. Treasury Bond Futures	Long	754	March 2021	$75,400	162,887	854
						$(2,130)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 11/30/2020
(000)	(000)	Counterparty	date	(000)
MXN670,100	USD31,185	Citibank	12/3/2020	$1,960
MXN667,475	USD31,281	Morgan Stanley	12/3/2020	1,734
MXN267,400	USD12,476	Morgan Stanley	12/3/2020	751
GBP14,900	USD19,417	Morgan Stanley	12/3/2020	447
GBP3,618	USD4,733	Standard Chartered Bank	12/3/2020	90
USD3,657	MXN75,290	Citibank	12/3/2020	(67)
USD15,781	MXN334,005	Citibank	12/3/2020	(740)
USD159,531	AUD223,900	Morgan Stanley	12/7/2020	(4,834)
JPY4,942,779	USD46,940	Standard Chartered Bank	12/14/2020	418
USD23,467	CLP17,867,000	Citibank	12/14/2020	5
JPY1,992,700	EUR16,012	Citibank	12/14/2020	(15)
COP120,588,000	USD33,183	Citibank	12/15/2020	325
USD29,370	KRW32,489,550	Citibank	12/15/2020	13
EUR18,886	MXN460,000	HSBC Bank	12/17/2020	(176)
EUR19	USD23	Morgan Stanley	12/18/2020	— [11]
USD163,882	EUR138,050	Goldman Sachs	12/18/2020	(896)
JPY1,466,000	USD14,136	Barclays Bank PLC	1/6/2021	(81)
USD11,618	SEK100,000	JPMorgan Chase	1/7/2021	(53)
				$(1,119)

8	American Funds Inflation Linked Bond Fund

Swap contracts

Interest rate swaps

							Unrealized
						Upfront	appreciation
					Value at	premium	(depreciation)
		Expiration	Notional		11/30/2020	paid	at 11/30/2020
Receive	Pay	date	(000)		(000)	(000)	(000)
1.309%	U.S. EFFR	12/16/2020		$3,500,150	$1,776	$—	$1,776
1.33075%	U.S. EFFR	12/16/2020		2,320,400	1,198	—	1,198
EONIA	(0.5145)%	2/3/2021		€6,006,000	280	—	280
EONIA	(0.5315)%	2/3/2021		3,003,000	223	—	223
EONIA	(0.545)%	2/3/2021		1,192,450	115	—	115
3-month USD-LIBOR	2.367%	3/28/2021		$68,800	(476)	—	(476)
1.5675%	3-month USD-LIBOR	8/17/2023		270,000	7,044	—	7,044
U.S. EFFR	0.11%	5/18/2024		978,900	1,128	—	1,128
6.23%	28-day MXN-TIIE	3/28/2025	MXN	1,280,750	3,499	—	3,499
U.S. EFFR	0.126%	6/25/2025		$148,300	550	—	550
U.S. EFFR	0.1275%	6/25/2025		148,300	539	—	539
U.S. EFFR	0.106%	6/30/2025		165,539	778	—	778
3-month USD-LIBOR	1.867%	7/11/2025		274,100	(11,396)	—	(11,396)
6-month JPY-LIBOR	0.228%	2/8/2026		¥4,250,000	(557)	—	(557)
3-month USD-LIBOR	0.64%	3/30/2027		$127,000	(698)	—	(698)
U.S. EFFR	2.045%	11/2/2027		33,700	(3,808)	—	(3,808)
2.91%	3-month USD-LIBOR	2/1/2028		70,300	7,311	—	7,311
2.908%	3-month USD-LIBOR	2/1/2028		70,300	7,304	—	7,304
2.925%	3-month USD-LIBOR	2/1/2028		56,200	5,886	—	5,886
2.92%	3-month USD-LIBOR	2/2/2028		53,200	5,557	—	5,557
6-month GBP-LIBOR	1.6567%	9/28/2028		£44,000	(5,817)	—	(5,817)
28-day MXN-TIIE	6.95%	3/22/2030	MXN	775,250	(4,203)	—	(4,203)
U.S. EFFR	0.666%	11/19/2030		$118,200	(124)	—	(124)
3-month USD-LIBOR	1.83%	8/17/2031		58,000	(5,036)	—	(5,036)
3-month USD-LIBOR	2.986%	2/1/2038		33,900	(4,484)	—	(4,484)
3-month USD-LIBOR	2.9625%	2/1/2038		42,100	(5,479)	—	(5,479)
3-month USD-LIBOR	2.963%	2/1/2038		42,200	(5,494)	—	(5,494)
3-month USD-LIBOR	2.967%	2/2/2038		32,800	(4,282)	—	(4,282)
6-month GBP-LIBOR	1.5872%	2/5/2039		£3,600	(801)	—	(801)
6-month GBP-LIBOR	1.5877%	2/5/2039		6,100	(1,357)	—	(1,357)
U.S. EFFR	0.6193%	4/6/2050		$30,300	3,626	—	3,626
U.S. EFFR	0.60602%	4/6/2050		13,870	1,708	—	1,708
U.S. EFFR	0.61692%	4/6/2050		12,500	1,503	—	1,503
0.9199%	3-month USD-LIBOR	5/11/2050		47,820	(4,187)	—	(4,187)
6-month EURIBOR	0.0897%	6/4/2050		€22,000	(755)	—	(755)
6-month EURIBOR	0.1057%	6/5/2050		22,000	(881)	—	(881)
1.14875%	3-month USD-LIBOR	10/16/2050		$59,500	(1,729)	—	(1,729)
1.1295%	3-month USD-LIBOR	10/19/2050		27,400	(934)	—	(934)
						$—	$(12,473)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

					Upfront	Unrealized
				Value at	premium	depreciation
	Pay/	Expiration	Notional	11/30/2020	received	at 11/30/2020
Receive	Payment frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$620,000	$(15,406)	$(14,840)	$(566)

American Funds Inflation Linked Bond Fund	9

Investments in affiliates8

	Value of			Net	Net	Value of
	affiliates at			realized	unrealized	affiliates at	Dividend
	12/1/2019	Additions	Reductions	gain	appreciation	11/30/2020	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Short-term securities 4.25%
Money market investments 4.25%
Capital Group Central Cash Fund 0.11%[7]	$115,503	$4,819,000	$4,577,311	$1	$1	$357,194	$1,348

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $66,843,000, which represented .80% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $398,131,000, which represented 4.74% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Rate represents the seven-day yield at 11/30/2020.
[8]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbols
AUD = Australian dollars
Auth. = Authority
CLO = Collateralized Loan Obligations
CLP = Chilean pesos
COP = Colombian pesos
EFFR = Effective Federal Funds Rate
EONIA = Euro Overnight Index Average
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
Facs. = Facilities
Fin. = Finance
G.O. = General Obligation

GBP/£ = British pounds
JPY/¥ = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
Ref. = Refunding
Rev. = Revenue
SEK = Swedish kronor
TIIE = Equilibrium Interbank Interest Rate
USD/$ = U.S. dollars
UYU = Uruguayan pesos

See notes to financial statements.

10	American Funds Inflation Linked Bond Fund

Financial statements

Statement of assets and liabilities at November 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $7,320,045)	$8,009,393
Affiliated issuers (cost: $357,194)	357,194	$8,366,587
Cash		459
Cash denominated in currencies other than U.S. dollars (cost: $41)		41
Unrealized appreciation on open forward currency contracts		5,743
Receivables for:
Sales of investments	1,217
Sales of fund’s shares	14,801
Dividends and interest	17,987
Variation margin on futures contracts	533
Variation margin on swap contracts	2,276
Other	74	36,888
		8,409,718
Liabilities:
Unrealized depreciation on open forward currency contracts		6,862
Payables for:
Purchases of investments	26
Repurchases of fund’s shares	2,692
Investment advisory services	1,791
Services provided by related parties	371
Trustees’ deferred compensation	43
Variation margin on futures contracts	341
Variation margin on swap contracts	1,524
Other	22	6,810
Net assets at November 30, 2020		$8,396,046

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,411,387
Total distributable earnings		984,659
Net assets at November 30, 2020		$8,396,046

See notes to financial statements.

American Funds Inflation Linked Bond Fund	11

Statement of assets and liabilities at November 30, 2020 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (745,880 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,050,230	93,824	$11.19
Class C	18,051	1,629	11.08
Class T	12	1	11.21
Class F-1	133,841	11,943	11.21
Class F-2	788,114	70,014	11.26
Class F-3	356,355	31,715	11.24
Class 529-A	42,097	3,761	11.19
Class 529-C	1,482	134	11.08
Class 529-E	2,320	208	11.13
Class 529-T	12	1	11.21
Class 529-F-1	13	1	11.24
Class 529-F-2	6,750	603	11.20
Class 529-F-3	10	1	11.20
Class R-1	3,272	294	11.11
Class R-2	9,513	866	10.99
Class R-2E	1,373	123	11.13
Class R-3	17,979	1,620	11.10
Class R-4	15,339	1,371	11.19
Class R-5E	8,049	718	11.22
Class R-5	8,108	720	11.26
Class R-6	5,933,126	526,333	11.27

See notes to financial statements.

12	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statement of operations for the year ended November 30, 2020	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1)	$128,507
Dividends from affiliated issuers	1,348		$129,855
Fees and expenses*:
Investment advisory services	18,684
Distribution services	2,903
Transfer agent services	1,452
Administrative services	2,049
Reports to shareholders	97
Registration statement and prospectus	529
Trustees’ compensation	32
Auditing and legal	37
Custodian	77
Other	62
Total fees and expenses before waiver/reimbursements	25,922
Less waiver/reimbursements of fees and expenses:
Transfer agent services waiver	20
Transfer agent services reimbursements	—	†
Total fees and expenses after waiver/reimbursements			25,902
Net investment income			103,953

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments (net of non-U.S. taxes of $55):
Unaffiliated issuers	159,504
Affiliated issuers	1
Futures contracts	9,248
Forward currency contracts	7,714
Swap contracts	87,006
Currency transactions	27		263,500
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	494,977
Affiliated issuers	1
Futures contracts	1,021
Forward currency contracts	(1,756)
Swap contracts	47,730
Currency translations	76		542,049
Net realized gain and unrealized appreciation			805,549

Net increase in net assets resulting from operations			$909,502

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Inflation Linked Bond Fund	13

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30,
	2020	2019
Operations:
Net investment income	$103,953	$105,731
Net realized gain (loss)	263,500	(50,865)
Net unrealized appreciation	542,049	288,725
Net increase in net assets resulting from operations	909,502	343,591

Distributions paid to shareholders	(77,374)	(139,150)

Net capital share transactions	1,486,707	1,075,116

Total increase in net assets	2,318,835	1,279,557

Net assets:
Beginning of year	6,077,211	4,797,654
End of year	$8,396,046	$6,077,211

See notes to financial statements.

14	American Funds Inflation Linked Bond Fund

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C1	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T1	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

[1]	Class C, T, 529-C and 529-T shares are not available for purchase.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Inflation Linked Bond Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

16	American Funds Inflation Linked Bond Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$6,778,148	$—	$6,778,148
Corporate bonds, notes & loans	—	513,029	—	513,029
Bonds & notes of governments & government agencies outside the U.S.	—	354,145	—	354,145
Asset-backed obligations	—	188,052	—	188,052
Mortgage-backed obligations	—	89,375	—	89,375
Municipals	—	86,644	—	86,644
Short-term securities	357,194	—	—	357,194
Total	$357,194	$8,009,393	$—	$8,366,587

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,571	$—	$—	$3,571
Unrealized appreciation on open forward currency contracts	—	5,743	—	5,743
Unrealized appreciation on interest rate swaps	—	50,025	—	50,025
Liabilities:
Unrealized depreciation on futures contracts	(5,701)	—	—	(5,701)
Unrealized depreciation on open forward currency contracts	—	(6,862)	—	(6,862)
Unrealized depreciation on interest rate swaps	—	(62,498)	—	(62,498)
Unrealized depreciation on credit default swaps	—	(566)	—	(566)
Total	$(2,130)	$(14,158)	$—	$(16,288)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Inflation Linked Bond Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

18	American Funds Inflation Linked Bond Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized

American Funds Inflation Linked Bond Fund	19

appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $9,213,162,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $610,967,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $37,985,176,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on

20	American Funds Inflation Linked Bond Fund

which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $759,583,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, November 30, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,571	Unrealized depreciation*	$5,701
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,743	Unrealized depreciation on open forward currency contracts	6,862
Swap	Interest	Unrealized appreciation*	50,025	Unrealized depreciation*	62,498
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	566
			$59,339		$75,627

		Net realized gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$9,248	Net unrealized appreciation on futures contracts	$1,021
Forward currency	Currency	Net realized gain on forward currency contracts	7,714	Net unrealized depreciation on forward currency contracts	(1,756)
Swap	Interest	Net realized gain on swap contracts	72,822	Net unrealized appreciation on swap contracts	44,240
Swap	Credit	Net realized gain on swap contracts	14,184	Net unrealized appreciation on swap contracts	3,490
			$103,968		$46,995

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Inflation Linked Bond Fund	21

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$2,303	$(822)	$—	$(1,481)	$—
Morgan Stanley	2,932	(2,932)	—	—	—
Standard Chartered Bank	508	—	(462)	—	46
Total	$5,743	$(3,754)	$(462)	$(1,481)	$46
Liabilities:
Barclays Bank PLC	$81	$—	$—	$—	$81
Citibank	822	(822)	—	—	—
Goldman Sachs	896	—	(896)	—	—
HSBC Bank	176	—	(176)	—	—
JPMorgan Chase	53	—	(53)	—	—
Morgan Stanley	4,834	(2,932)	(1,902)	—	—
Total	$6,862	$(3,754)	$(3,027)	$—	$81

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2020, the fund reclassified $9,096,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $30,455,000.

22	American Funds Inflation Linked Bond Fund

As of November 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$281,722
Undistributed long-term capital gains	32,307
Gross unrealized appreciation on investments	774,152
Gross unrealized depreciation on investments	(98,545)
Net unrealized appreciation on investments	675,607
Cost of investments	7,689,532

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2020					Year ended November 30, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$6,152		$—	$6,152		$14,879		$1,633		$16,512
Class C	15		—	15		205		36		241
Class T	—	*	—	—	*	—	*	—	*	—	*
Class F-1	299		—	299		875		100		975
Class F-2	5,134		—	5,134		13,712		1,344		15,056
Class F-3	2,645		—	2,645		3,680		353		4,033
Class 529-A	245		—	245		557		60		617
Class 529-C	5		—	5		42		7		49
Class 529-E	9		—	9		15		2		17
Class 529-T	—	*	—	—	*	—	*	—	*	—	*
Class 529-F-1	54		—	54		143		14		157
Class 529-F-2†	—		—	—
Class 529-F-3†	—		—	—
Class R-1	—	*	—	—	*	7		1		8
Class R-2	19		—	19		70		10		80
Class R-2E	11		—	11		15		2		17
Class R-3	75		—	75		130		16		146
Class R-4	88		—	88		121		13		134
Class R-5E	49		—	49		58		6		64
Class R-5	44		—	44		65		6		71
Class R-6	62,530		—	62,530		92,236		8,737		100,973
Total	$77,374		$—	$77,374		$126,810		$12,340		$139,150

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.240% on such assets in excess of $6.5 billion. For the year ended November 30, 2020, the investment advisory services fee was $18,684,000, which was equivalent to an annualized rate of 0.274% of average daily net assets.

American Funds Inflation Linked Bond Fund	23

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2020, unreimbursed expenses subject to reimbursement totaled $273,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2020, AFS voluntarily waived transfer agent services fees of $20,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-3 and R-2E shares. Neither AFS nor CRMC intend to recoup the waiver or reimbursements.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	American Funds Inflation Linked Bond Fund

For the year ended November 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$2,342	$726		$237		Not applicable
Class C	137	13		4		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	150	64		18		Not applicable
Class F-2	Not applicable	497		162		Not applicable
Class F-3	Not applicable	36		75		Not applicable
Class 529-A	88	28		10		$21
Class 529-C	19	2		1		1
Class 529-E	8	—	*	—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	4		2		3
Class 529-F-2†	Not applicable	—	*	—	*	—	*
Class 529-F-3†	Not applicable	—	*	—	*	—	*
Class R-1	3	1		—	*	Not applicable
Class R-2	56	25		2		Not applicable
Class R-2E	8	3		—	*	Not applicable
Class R-3	64	20		4		Not applicable
Class R-4	28	11		3		Not applicable
Class R-5E	Not applicable	8		2		Not applicable
Class R-5	Not applicable	3		2		Not applicable
Class R-6	Not applicable	11		1,527		Not applicable
Total class-specific expenses	$2,903	$1,452		$2,049		$26

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $32,000 in the fund’s statement of operations reflects $28,000 in current fees (either paid in cash or deferred) and a net increase of $4,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund has sold securities to other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2020, the fund engaged in such sale transactions with related funds in the amount of $18,687,000, which generated $902,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2020.

American Funds Inflation Linked Bond Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$461,575	42,754	$6,118		622		$(166,438)	(15,841)	$301,255	27,535
Class C	12,290	1,148	15		2		(7,075)	(666)	5,230	484
Class T	—	—	—		—		—	—	—	—
Class F-1	126,517	11,552	299		30		(31,790)	(2,964)	95,026	8,618
Class F-2	523,987	48,447	5,063		513		(229,864)	(21,837)	299,186	27,123
Class F-3	185,111	17,065	2,395		243		(64,576)	(6,191)	122,930	11,117
Class 529-A	19,615	1,838	245		25		(7,668)	(729)	12,192	1,134
Class 529-C	825	78	5		1		(2,086)	(197)	(1,256)	(118)
Class 529-E	1,303	123	9		1		(290)	(28)	1,022	96
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,546	239	54		5		(8,088)	(737)	(5,488)	(493)
Class 529-F-2[3]	6,747	612	—		—		(100)	(9)	6,647	603
Class 529-F-3[3]	10	1	—		—		—	—	10	1
Class R-1	3,179	287	—	[2]	—	[2]	(300)	(29)	2,879	258
Class R-2	6,409	611	19		2		(3,148)	(300)	3,280	313
Class R-2E	795	74	10		1		(1,205)	(117)	(400)	(42)
Class R-3	11,811	1,112	75		8		(5,208)	(499)	6,678	621
Class R-4	10,060	944	88		9		(4,464)	(425)	5,684	528
Class R-5E	8,175	770	49		5		(4,841)	(452)	3,383	323
Class R-5	5,574	522	44		4		(1,573)	(150)	4,045	376
Class R-6	1,575,028	146,847	62,530		6,335		(1,013,154)	(96,809)	624,404	56,373
Total net increase (decrease)	$2,961,557	275,024	$77,018		7,806		$(1,551,868)	(147,980)	$1,486,707	134,850

Year ended November 30, 2019

Class A	$138,414	14,325	$16,421		1,760		$(157,519)	(16,351)	$(2,684)	(266)
Class C	2,284	239	239		25		(5,684)	(595)	(3,161)	(331)
Class T	—	—	—		—		—	—	—	—
Class F-1	12,407	1,290	973		104		(20,444)	(2,124)	(7,064)	(730)
Class F-2	188,597	19,470	14,910		1,595		(310,407)	(32,215)	(106,900)	(11,150)
Class F-3	117,814	12,178	3,790		406		(57,341)	(5,933)	64,263	6,651
Class 529-A	7,527	777	617		66		(6,703)	(692)	1,441	151
Class 529-C	997	104	49		5		(1,384)	(144)	(338)	(35)
Class 529-E	522	54	18		2		(234)	(25)	306	31
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	1,813	189	157		17		(2,607)	(271)	(637)	(65)
Class R-1	247	26	8		1		(306)	(32)	(51)	(5)
Class R-2	2,848	299	80		8		(1,492)	(156)	1,436	151
Class R-2E	1,297	134	17		2		(559)	(58)	755	78
Class R-3	6,063	629	144		16		(2,704)	(280)	3,503	365
Class R-4	5,874	606	133		14		(2,841)	(293)	3,166	327
Class R-5E	2,180	224	64		7		(807)	(85)	1,437	146
Class R-5	1,274	130	71		8		(854)	(89)	491	49
Class R-6	1,148,622	117,907	100,974		10,788		(130,443)	(13,354)	1,119,153	115,341
Total net increase (decrease)	$1,638,780	168,581	$138,665		14,824		$(702,329)	(72,697)	$1,075,116	110,708

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

26	American Funds Inflation Linked Bond Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,150,736,000 and $499,985,000, respectively, during the year ended November 30, 2020.

10. Ownership concentration

At November 30, 2020, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2025 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund and American Funds 2020 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 17%, 16% and 14%, respectively. CRMC is the investment adviser to the three target date funds.

American Funds Inflation Linked Bond Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2020	$9.89	$.13	$1.26	$1.39	$(.09)	$—	$(.09)	$11.19	14.22%	$1,050		.70%		.70%		1.23%
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.43	656		.72		.72		1.61
11/30/2018	9.77	.22	(.31)	(.09)	(.11)	(.03)	(.14)	9.54	(.86)	635		.71		.71		2.25
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64	533		.73		.73		1.96
11/30/2016	9.45	.13	.24	.37	(.04)	(.08)	(.12)	9.70	3.94	267		.75		.74		1.31
Class C:
11/30/2020	9.78	.05	1.26	1.31	(.01)	—	(.01)	11.08	13.44	18		1.40		1.40		.47
11/30/2019	9.42	.08	.45	.53	(.13)	(.04)	(.17)	9.78	5.67	11		1.44		1.44		.82
11/30/2018	9.64	.14	(.29)	(.15)	(.04)	(.03)	(.07)	9.42	(1.55)	14		1.45		1.45		1.49
11/30/2017	9.60	.11	(.02)	.09	(.05)	—	(.05)	9.64	.90	15		1.48		1.48		1.19
11/30/2016	9.39	.06	.24	.30	(.01)	(.08)	(.09)	9.60	3.15	10		1.49		1.48		.60
Class T:
11/30/2020	9.90	.15	1.28	1.43	(.12)	—	(.12)	11.21	14.51 [5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.81 [5]	—	[6]	.44	[5]	.44	[5]	1.90	[5]
11/30/2018	9.78	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.55	(.63)[5]	—	[6]	.47	[5]	.47	[5]	2.46	[5]
11/30/2017[7,8]	9.70	.15	(.07)	.08	—	—	—	9.78	.82 [5,9]	—	[6]	.46	[5,10]	.46	[5,10]	2.29	[5,10]
Class F-1:
11/30/2020	9.89	.18	1.23	1.41	(.09)	—	(.09)	11.21	14.26	134		.67		.67		1.67
11/30/2019	9.53	.16	.44	.60	(.20)	(.04)	(.24)	9.89	6.54	33		.72		.72		1.60
11/30/2018	9.76	.21	(.29)	(.08)	(.12)	(.03)	(.15)	9.53	(.85)	39		.73		.73		2.17
11/30/2017	9.70	.19	(.04)	.15	(.09)	—	(.09)	9.76	1.57	49		.75		.75		1.95
11/30/2016	9.45	.18	.19	.37	(.04)	(.08)	(.12)	9.70	3.93	29		.70		.70		1.82
Class F-2:
11/30/2020	9.94	.17	1.27	1.44	(.12)	—	(.12)	11.26	14.54	788		.41		.41		1.55
11/30/2019	9.59	.17	.46	.63	(.24)	(.04)	(.28)	9.94	6.81	426		.44		.44		1.75
11/30/2018	9.81	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.59	(.54)	518		.46		.46		2.55
11/30/2017	9.73	.22	(.04)	.18	(.10)	—	(.10)	9.81	1.88	339		.49		.49		2.21
11/30/2016	9.47	.18	.21	.39	(.05)	(.08)	(.13)	9.73	4.16	207		.46		.46		1.86
Class F-3:
11/30/2020	9.93	.17	1.27	1.44	(.13)	—	(.13)	11.24	14.69	356		.33		.32		1.64
11/30/2019	9.57	.20	.44	.64	(.24)	(.04)	(.28)	9.93	6.89	204		.36		.34		2.08
11/30/2018	9.80	.25	(.31)	(.06)	(.14)	(.03)	(.17)	9.57	(.56)	133		.39		.39		2.57
11/30/2017[7,11]	9.66	.20	(.06)	.14	—	—	—	9.80	1.45 [9]	99		.38	[10]	.38	[10]	2.45	[10]
Class 529-A:
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.10	42		.73		.73		1.20
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.57	26		.72		.72		1.65
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.84)	24		.71		.71		2.30
11/30/2017	9.71	.19	(.04)	.15	(.09)	—	(.09)	9.77	1.58	16		.72		.72		1.97
11/30/2016	9.45	.14	.25	.39	(.05)	(.08)	(.13)	9.71	4.10	8		.65		.64		1.44

See end of table for footnotes.

28	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2020	$9.79	$.01	$1.30	$1.31	$(.02)	$—	$(.02)	$11.08	13.40%		$2		1.41%		1.41%		.14%
11/30/2019	9.43	.09	.45	.54	(.14)	(.04)	(.18)	9.79	5.87		3		1.39		1.39		.93
11/30/2018	9.62	.14	(.30)	(.16)	—	(.03)	(.03)	9.43	(1.64)		3		1.51		1.51		1.43
11/30/2017	9.60	.11	(.04)	.07	(.05)	—	(.05)	9.62	.79		3		1.54		1.54		1.13
11/30/2016	9.39	.05	.24	.29	—	(.08)	(.08)	9.60	3.09		2		1.53		1.53		.48
Class 529-E:
11/30/2020	9.84	.11	1.26	1.37	(.08)	—	(.08)	11.13	13.96		2		.91		.91		1.04
11/30/2019	9.49	.14	.43	.57	(.18)	(.04)	(.22)	9.84	6.29		1		.93		.93		1.44
11/30/2018	9.73	.19	(.30)	(.11)	(.10)	(.03)	(.13)	9.49	(1.08)		1		.96		.96		2.02
11/30/2017	9.68	.17	(.04)	.13	(.08)	—	(.08)	9.73	1.35		1		.99		.99		1.73
11/30/2016	9.43	.07	.28	.35	(.02)	(.08)	(.10)	9.68	3.75		—	[6]	.97		.97		.77
Class 529-T:
11/30/2020	9.90	.15	1.27	1.42	(.11)	—	(.11)	11.21	14.55	[5]	—	[6]	.48	[5]	.48	[5]	1.37	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.64	[5]	—	[6]	.50	[5]	.50	[5]	1.84	[5]
11/30/2018	9.78	.23	(.30)	(.07)	(.13)	(.03)	(.16)	9.55	(.65)[5]		—	[6]	.52	[5]	.52	[5]	2.42	[5]
11/30/2017[7,8]	9.70	.14	(.06)	.08	—	—	—	9.78	.82	[5,9]	—	[6]	.50	[5,10]	.50	[5,10]	2.25	[5,10]
Class 529-F-1:
11/30/2020	9.92	.15	1.28	1.43	(.11)	—	(.11)	11.24	14.49	[5]	—	[6]	.46	[5]	.46	[5]	1.42	[5]
11/30/2019	9.57	.17	.45	.62	(.23)	(.04)	(.27)	9.92	6.81		5		.50		.50		1.78
11/30/2018	9.80	.24	(.31)	(.07)	(.13)	(.03)	(.16)	9.57	(.68)		5		.50		.50		2.50
11/30/2017	9.73	.21	(.05)	.16	(.09)	—	(.09)	9.80	1.72		2		.53		.53		2.20
11/30/2016	9.47	.14	.24	.38	(.04)	(.08)	(.12)	9.73	4.09		1		.55		.55		1.46
Class 529-F-2:
11/30/2020[7,12]	11.03	.01	.16	.17	—	—	—	11.20	1.54	[9]	7		.04	[9]	.04	[9]	.11	[9]
Class 529-F-3:
11/30/2020[7,12]	11.03	.01	.16	.17	—	—	—	11.20	1.54	[9]	—	[6]	.05	[9]	.03	[9]	.12	[9]
Class R-1:
11/30/2020	9.80	.05	1.27	1.32	(.01)	—	(.01)	11.11	13.44		3		1.40		1.40		.54
11/30/2019	9.46	.07	.46	.53	(.15)	(.04)	(.19)	9.80	5.73		—	[6]	1.46		1.46		.77
11/30/2018	9.70	.14	(.30)	(.16)	(.05)	(.03)	(.08)	9.46	(1.62)		—	[6]	1.47		1.47		1.49
11/30/2017	9.63	.10	(.02)	.08	(.01)	—	(.01)	9.70	.83	[5]	—	[6]	1.55	[5]	1.54	[5]	1.07	[5]
11/30/2016	9.42	.04	.25	.29	—	(.08)	(.08)	9.63	3.08	[5]	—	[6]	1.50	[5]	1.49	[5]	.39	[5]

See end of table for footnotes.

American Funds Inflation Linked Bond Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]	Ratio of expenses to average net assets after waivers/ reimbursements[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2020	$9.72	$.06	$1.24	$1.30	$(.03)	$—	$(.03)	$10.99	13.46%	$10		1.40%	1.40%	.56%
11/30/2019	9.39	.08	.45	.53	(.16)	(.04)	(.20)	9.72	5.73	5		1.44	1.44	.88
11/30/2018	9.62	.15	(.30)	(.15)	(.05)	(.03)	(.08)	9.39	(1.54)	4		1.41	1.41	1.57
11/30/2017	9.59	.12	(.03)	.09	(.06)	—	(.06)	9.62	.90	2		1.41	1.41	1.28
11/30/2016	9.41	.06	.23	.29	(.03)	(.08)	(.11)	9.59	3.12	1		1.49	1.49	.62
Class R-2E:
11/30/2020	9.85	.07	1.27	1.34	(.06)	—	(.06)	11.13	13.71	2		1.17	1.16	.70
11/30/2019	9.50	.15	.40	.55	(.16)	(.04)	(.20)	9.85	6.03	2		1.15	1.15	1.55
11/30/2018	9.73	.17	(.29)	(.12)	(.08)	(.03)	(.11)	9.50	(1.27)	1		1.18	1.18	1.74
11/30/2017	9.71	.14	(.03)	.11	(.09)	—	(.09)	9.73	1.16	1		1.21	1.21	1.40
11/30/2016	9.46	.17	.19	.36	(.03)	(.08)	(.11)	9.71	3.88	1		.95	.94	1.79
Class R-3:
11/30/2020	9.81	.10	1.27	1.37	(.08)	—	(.08)	11.10	13.90	18		.97	.97	.97
11/30/2019	9.47	.14	.43	.57	(.19)	(.04)	(.23)	9.81	6.22	10		.99	.99	1.50
11/30/2018	9.70	.19	(.30)	(.11)	(.09)	(.03)	(.12)	9.47	(1.12)	6		1.01	1.01	2.03
11/30/2017	9.65	.16	(.03)	.13	(.08)	—	(.08)	9.70	1.40	4		.99	.99	1.68
11/30/2016	9.43	.09	.25	.34	(.04)	(.08)	(.12)	9.65	3.59	2		1.01	1.01	.92
Class R-4:
11/30/2020	9.89	.13	1.27	1.40	(.10)	—	(.10)	11.19	14.33	15		.66	.66	1.26
11/30/2019	9.54	.17	.43	.60	(.21)	(.04)	(.25)	9.89	6.49	8		.69	.69	1.79
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.85)	5		.71	.71	2.34
11/30/2017	9.70	.19	(.03)	.16	(.09)	—	(.09)	9.77	1.64	3		.72	.72	1.98
11/30/2016	9.45	.13	.24	.37	(.04)	(.08)	(.12)	9.70	3.99	2		.69	.69	1.37
Class R-5E:
11/30/2020	9.91	.15	1.28	1.43	(.12)	—	(.12)	11.22	14.51	8		.45	.45	1.38
11/30/2019	9.57	.19	.43	.62	(.24)	(.04)	(.28)	9.91	6.72	4		.47	.47	1.91
11/30/2018	9.79	.22	(.28)	(.06)	(.13)	(.03)	(.16)	9.57	(.56)	2		.51	.51	2.26
11/30/2017	9.70	.20	(.03)	.17	(.08)	—	(.08)	9.79	1.78	1		.50	.50	2.08
11/30/2016	9.45	.12	.27	.39	(.06)	(.08)	(.14)	9.70	4.16	—	[6]	.60	.60	1.21
Class R-5:
11/30/2020	9.95	.18	1.26	1.44	(.13)	—	(.13)	11.26	14.62	8		.36	.36	1.68
11/30/2019	9.59	.18	.46	.64	(.24)	(.04)	(.28)	9.95	6.86	3		.39	.39	1.88
11/30/2018	9.82	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.59	(.59)	3		.41	.41	2.50
11/30/2017	9.73	.24	(.05)	.19	(.10)	—	(.10)	9.82	1.95	2		.44	.44	2.43
11/30/2016	9.47	.14	.26	.40	(.06)	(.08)	(.14)	9.73	4.21	—	[6]	.46	.46	1.45
Class R-6:
11/30/2020	9.96	.17	1.27	1.44	(.13)	—	(.13)	11.27	14.66	5,933		.32	.32	1.57
11/30/2019	9.60	.20	.45	.65	(.25)	(.04)	(.29)	9.96	6.90	4,680		.33	.33	2.05
11/30/2018	9.82	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.60	(.46)	3,405		.36	.36	2.60
11/30/2017	9.74	.22	(.04)	.18	(.10)	—	(.10)	9.82	1.89	2,682		.38	.38	2.29
11/30/2016	9.47	.15	.26	.41	(.06)	(.08)	(.14)	9.74	4.33	1,547		.39	.39	1.53

	Year ended November 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	114%	78%	57%	123%	295%

30	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During some of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of transfer agent fees for certain share classes. In addition, during some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Inflation Linked Bond Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Inflation Linked Bond Fund (the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 14, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

32	American Funds Inflation Linked Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2020, through November 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Inflation Linked Bond Fund	33

Expense example (continued)

	Beginning account value 6/1/2020	Ending account value 11/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,048.74	$3.54	.69%
Class A – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class C – actual return	1,000.00	1,045.29	7.08	1.38
Class C – assumed 5% return	1,000.00	1,018.15	6.98	1.38
Class T – actual return	1,000.00	1,049.63	2.06	.40
Class T – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class F-1 – actual return	1,000.00	1,049.63	3.34	.65
Class F-1 – assumed 5% return	1,000.00	1,021.81	3.29	.65
Class F-2 – actual return	1,000.00	1,050.38	2.06	.40
Class F-2 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class F-3 – actual return	1,000.00	1,051.45	1.65	.32
Class F-3 – assumed 5% return	1,000.00	1,023.46	1.62	.32
Class 529-A – actual return	1,000.00	1,048.74	3.65	.71
Class 529-A – assumed 5% return	1,000.00	1,021.51	3.60	.71
Class 529-C – actual return	1,000.00	1,045.24	7.33	1.43
Class 529-C – assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class 529-E – actual return	1,000.00	1,048.02	4.62	.90
Class 529-E – assumed 5% return	1,000.00	1,020.56	4.56	.90
Class 529-T – actual return	1,000.00	1,049.63	2.36	.46
Class 529-T – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class 529-F-1 – actual return	1,000.00	1,050.47	2.31	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-F-2 – actual return†	1,000.00	1,050.92	.37	.44
Class 529-F-2 – assumed 5% return†	1,000.00	1,022.86	2.23	.44
Class 529-F-3 – actual return†	1,000.00	1,051.18	.31	.37
Class 529-F-3 – assumed 5% return†	1,000.00	1,023.21	1.88	.37
Class R-1 – actual return	1,000.00	1,045.15	6.92	1.35
Class R-1 – assumed 5% return	1,000.00	1,018.30	6.83	1.35
Class R-2 – actual return	1,000.00	1,045.67	7.03	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.20	6.93	1.37
Class R-2E – actual return	1,000.00	1,046.99	5.85	1.14
Class R-2E – assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class R-3 – actual return	1,000.00	1,047.17	4.88	.95
Class R-3 – assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-4 – actual return	1,000.00	1,048.74	3.34	.65
Class R-4 – assumed 5% return	1,000.00	1,021.81	3.29	.65
Class R-5E – actual return	1,000.00	1,050.56	2.26	.44
Class R-5E – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class R-5 – actual return	1,000.00	1,050.38	1.85	.36
Class R-5 – assumed 5% return	1,000.00	1,023.26	1.83	.36
Class R-6 – actual return	1,000.00	1,050.33	1.59	.31
Class R-6 – assumed 5% return	1,000.00	1,023.51	1.57	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 183 days.

34	American Funds Inflation Linked Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2020:

U.S. government income that may be exempt from state taxation	$94,622,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

American Funds Inflation Linked Bond Fund	35

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36	American Funds Inflation Linked Bond Fund

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American Funds Inflation Linked Bond Fund	37

Board of trustees and other officers

Independent Board Members1

Name, Date of Birth and Position with Fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of Portfolios Overseen by Trustee	Other Directorships[3] Held by Trustee During the Past Five Years
William H. Baribault 1945	2012	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis 1947	2012	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Nariman Farvardin 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	86	None
R. Clark Hooper 1946	2012	Private investor	89	None
Merit E. Janow 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings 1957 Chairman of the Board (Independent and Non-Executive)	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None
Paul S. Williams 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	85	Compass Minerals, Inc. (producer of salt and specialty fertilizers)

Interested trustees[4,5]

Name, Date of Birth and Position with Fund	Year first elected a trustee or officer of the fund[2]	Principal Occupation(s) During the Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Fund	Number of Portfolios Overseen by Trustee	Other Directorships[3] Held by Trustee During the Past Five Years
Michael C. Gitlin 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	American Funds Inflation Linked Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
David A. Hoag, 1965 Senior Vice President	2012	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Inflation Linked Bond Fund	39

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ILBF

Registrant:

a) Audit Fees:
Audit	2019	44,000
	2020	22,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	6,000
	2020	6,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None
	2020	15,000

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	9,000
	2020	7,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $14,000 for fiscal year 2019 and $28,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 29, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 29, 2021